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                       PIMCO FUNDS: MULTI-MANAGER SERIES

                         Supplement Dated August 1, 2000
                                     to the
       Prospectus for Institutional Class and Administrative Class Shares
                              Dated April 3, 2000

                    DISCLOSURE RELATING TO PIMCO MICRO-CAP FUND

     Effective immediately, Institutional and Administrative Class shares of PIMCO Micro-Cap Fund are available for purchase by new investors.

     In connection with this, the section of the Prospectus captioned "Purchases, Redemptions and Exchanges" is revised to remove the subsection captioned "Investment Limitations."